UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2021 (November 15, 2021)
_____________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________
Federally Chartered
000-51404
35-6001443
Corporation of the United States

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The Federal Home Loan Bank of Indianapolis (the “Bank”) obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation of the Federal Housing Finance Agency the joint and several obligations of the eleven Federal Home Loan Banks. Consolidated obligations are sold to the public through the Office of Finance, a joint office of the Federal Home Loan Banks, using authorized security dealers. Consolidated obligations are backed only by the financial resources of the eleven Federal Home Loan Banks and are not guaranteed by the United States government.
Schedule A sets forth all consolidated obligation bonds committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated. Schedule A also includes any consolidated bonds with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.
We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report, please note:

•	although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;

•	Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) into which we may enter or have entered as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;

•	Schedule A will not enable a reader to track changes in the total consolidated obligation bonds outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes (which have a maturity of one year or less) and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, satisfy called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission;

•	the principal amounts reported on Schedule A represent the par amount of the reported consolidated obligations, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions; and

•	Schedule A includes consolidated obligations that are issued on behalf of, or assumed by, the Bank as primary obligor, but does not include those that may be issued on behalf of other Federal Home Loan Banks as primary obligors.
Item 9.01. Financial Statements and Exhibits
Schedule A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2021

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/MATTHEW C. CARLOCK
Matthew C. Carlock
Vice President - Funding and Derivatives Manager

By:	/s/STEPHANIE L. LESNET
Stephanie L. Lesnet
First Vice President - Senior Director Financial Accounting, Reporting + Policy

EXHIBIT INDEX

Exhibit Number	Description

99.1	Schedule A